UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2022

VERIS RESIDENTIAL, INC.

(Exact name of registrant as specified in charter)

Maryland	1-13274	22-3305147
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, NJ 07311

(Address of principal executive offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact name of registrant as specified in charter)

Delaware	333-57103	22-3315804
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, NJ 07311

(Address of principal executive offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in a Form 8-K filed on March 31, 2022, Veris Residential, Inc. (the “Company”) terminated the employment of its Executive Vice President, General Counsel and Secretary Gary T. Wagner effective April 15, 2022 and was considering a potential consulting agreement with Mr. Wagner to facilitate a smooth transition during a critical period for the Company.  Mr. Wagner has now agreed, following his employment termination, to perform certain consulting services through October 16, 2022 (including using his best efforts to ensure a seamless transition of matters for which he was responsible and consulting on ongoing development projects), unless such services are earlier terminated by the Company or Mr. Wagner. As consideration for these consulting services, Mr. Wagner is entitled to ownership of a company car with an estimated value of approximately $52,000 and a lump-sum cash payment of $50,000 payable at the end of the agreement term, such cash payment to be pro-rated if the consulting agreement is terminated early by Mr. Wagner.  The foregoing summary of the consulting agreement does not purport to be complete and is qualified in its entirety by the full text of the Company’s Independent Consulting Services Agreement with Mr. Wagner, which is attached to this Current Report on Form 8-K/A as Exhibit 10.1 and incorporated herein by reference.

Cautionary Statements

This Current Report on Form 8-K/A, including the exhibits furnished herewith, contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “project,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by U.S. federal securities laws, we do not intend to update any of the forward-looking statements to reflect circumstances or events that occur after the statements are made or to conform the statements to actual results. The information contained in this Current Report on Form 8-K/A, including the exhibit filed herewith, should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in the Registrants’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Independent Consulting Services Agreement, dated April 19, 2022.
104.1	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalves by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Date: April 22, 2022	By:	/s/ Mahbod Nia
	Name:	Mahbod Nia
	Title:	Chief Executive Officer

VERIS RESIDENTIAL, L.P.

By:	Veris Residential, Inc.,
its general partner

	By:	/s/ Mahbod Nia
		Name:	Mahbod Nia
		Title:	Chief Executive Officer